                       [LOGO OF EXCELSIOR APPEARS HERE]



                       TAX-EXEMPT FIXED INCOME PORTFOLIOS


                                 ANNUAL REPORT

                                 MARCH 31, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS.....................................................   1
ADVISER'S FIXED INCOME MARKET REVIEW.......................................   2
ADVISER'S INVESTMENT REVIEWS
  Short-Term Tax-Exempt Securities Fund....................................   3
  Intermediate-Term Tax-Exempt Fund........................................   4
  New York Intermediate-Term Tax-Exempt Fund...............................   5
  Long-Term Tax-Exempt Fund................................................   6
  California Tax-Exempt Income Fund........................................   7
STATEMENTS OF ASSETS AND LIABILITIES.......................................   8
STATEMENTS OF OPERATIONS...................................................   9
STATEMENTS OF CHANGES IN NET ASSETS........................................  10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS.................  12
PORTFOLIOS OF INVESTMENTS
  Tax-Exempt Money Fund....................................................  14
  Short-Term Tax-Exempt Securities Fund....................................  19
  Intermediate-Term Tax-Exempt Fund........................................  21
  New York Intermediate-Term Tax-Exempt Fund...............................  23
  Long-Term Tax-Exempt Fund................................................  25
  California Tax-Exempt Income Fund........................................  26
NOTES TO FINANCIAL STATEMENTS..............................................  29
INDEPENDENT AUDITORS' REPORT...............................................  36
FEDERAL TAX INFORMATION....................................................  37

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . INITIAL PURCHASE AND PROSPECTUS INFORMATION AND SHAREHOLDER SERVICES 1-800-
  446-1012
 . CURRENT PRICE AND YIELD INFORMATION 1-800-233-9180

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    EXCELSIOR FUNDS, INC.
    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
    P.O. BOX 2798
    BOSTON, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  I am pleased to present the annual report for Excelsior Tax-Exempt Funds, Inc. The 1997 fiscal year was another year of growth for the fund complex, highlighted by strong financial markets and new fund offerings which helped push the assets of the funds over the $5 billion milestone.

  In our on-going efforts to provide you with investment opportunities that are best suited to meet your investment needs in the ever-evolving financial marketplace, we continually evaluate the current Excelsior fund offerings. In the coming year, we may make recommendations to you which we believe can achieve this goal. These recommendations may include, among other things, the establishment of new funds and possibly the consolidation of certain equity funds. We will keep you apprised of these developments as our assessment of these matters progresses.

  The coming year promises to be both interesting and exciting. We are cautiously optimistic regarding the domestic equity markets, international equity markets continue to look attractive, and fiscal policy has been effective in keeping inflation under control. With this in mind, I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles and dedicated service staff to help you meet your investment objectives.

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                     ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------

  Interest rates continued to spiral higher during the fiscal first quarter. The main culprit, once again, was the fear that economic growth would lead to higher inflation, the bane of fixed-income securities. The upsweep in interest rates had a negative impact on fixed-income security investment results. Municipal issues continued to outperform Treasuries -- especially shorter maturities. Municipal outperformance can be attributed to an overall lack of supply. Selling was light, refundings were few, and many deals that were scheduled were cancelled.

  A surprisingly robust economy at the start of the second quarter continued to worry the bond market. Market participants remained concerned that a strong economy and tight labor market would eventually set the stage for higher wages and inflation. As a result, the long bond quickly jumped over the 7% level early in July. Still, despite relatively strong economic data through August, much of the negative sentiment was offset by a stronger U.S. dollar and continued foreign buying of U.S. securities. In addition, retail sales and consumer spending remained soft, and the market continued to witness only moderate inflation through September. As a result, the Federal Reserve chose not to raise rates at its September meeting, and the long bond dropped below 7% by quarter end. In fact, interest rates ended the quarter just about where they were at the start. Municipals, again, slightly outperformed the government market.

  From the end of the second quarter through November, longer-term interest rates declined. The driving forces remained much the same as in the previous quarter: moderate economic growth and inflation combined with good foreign buying of U.S. securities pushed rates down. Specifically, low interest rates in Japan, a strong U.S. dollar, and high real rates of return in the U.S. encouraged Japanese investors to be big buyers of U.S. debt. In addition, improving fundamentals caused domestic portfolio managers to extend the maturities of their portfolios, and the reelection of President Clinton and the return of a Republican majority to Congress seemed to promise stability on the political front.

  Unfortunately, perceptions regarding interest rates turned negative in early December following remarks by Federal Reserve Chairman Alan Greenspan that were interpreted by some as a prelude to a Federal Reserve interest rate hike; both the stock and bond markets plummeted the next day. Concerns that the Japanese might stop or slow their buying of U.S. debt also helped to push rates higher. Still, apart from the three-month Treasury, where the yield increased slightly during the quarter, yields on U.S. government securities managed to finish the quarter lower. Municipal issues outperformed taxable bonds, becoming richly priced vis-a-vis Treasuries short to intermediate term. Given the tightness of spreads, attractive opportunities became increasingly scarce.

  During the fiscal fourth quarter, interest rates jumped higher across the yield curve. The reasons? As usual, stronger-than-expected U.S. economy and the consequent fear that tight labor markets would eventually lead to more inflation. Once again, municipal bond yields rose less than Treasury yields during the period due to generally strong demand and relatively low levels of supply.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                     SHORT-TERM TAX-EXEMPT SECURITIES FUND
-------------------------------------------------------------------------------

  Fiscal year 1997 proved to be a difficult year for the short-end of the municipal bond market. The municipal yield curve flattened with Treasuries as market participants began to anticipate an increase in the Federal Funds rate. The anticipated increase in the Federal Funds rate became a reality on March 25, 1997. For much of the year, investor demand for short-term municipals remained steady primarily from insurance companies, individuals and cautious investors limiting their maturities. Light dealer inventories and investor demand contributed to the relative strength of the municipal market. Throughout fiscal year 1997, we maintained a portfolio of high quality bonds with laddered maturities ranging from one to five years. The average maturity was decreased from three years (at the start of the fiscal year) to two and one-half years at year-end. This strategy produced a total rate of return of 3.55%* for the twelve months ended March 31, 1997.

                ----------------------------------------------
                    Short-Term Tax-Exempt Securities Fund+
                ----------------------------------------------
                 Average Annual Total Return Ended on 3/31/97*
                ----------------------------------------------
                  1 year          Since Inception (12/31/92)
                ----------------------------------------------
                  3.55%                    3.91%
                ----------------------------------------------

               Short-Term Tax-Exempt Securties Fund     Short-Term Tax-Exempt Securties Fund       Lehman Brothers 3 Year
               (reflects prior maximum sales charge)++      (exclusive of sales charge)            Municipal Bond Index**
12/31/92                     9,550                                    10,000                               10,000
 3/31/93                     9,708                                    10,165                               10,203
 9/30/93                     9,992                                    10,463                               10,503
 3/31/94                     9,955                                    10,425                               10,480
 9/30/94                    10,093                                    10,569                               10,690
 3/31/95                    10,299                                    10,784                               11,000
 9/30/95                    10,667                                    11,170                               11,470
 3/31/96                    10,857                                    11,369                               11,710
 3/31/97                    11,242                                    11,773                               12,210

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND SOME INVESTORS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES.
  The above illustration compares a $10,000 investment made in Short-Term Tax-Exempt Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in three years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                       INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

  Throughout the year, the Fund remained fully invested and well diversified, utilizing high-quality "essential-service" revenue bonds as well as state general obligation bonds.

  Fund performance was hampered during the first fiscal quarter, as interest rates rose moderately due to investor concerns that stronger-than-expected economic growth in tandem with a dwindling labor force would spark inflation. During the second fiscal quarter, in the belief that such concerns were misplaced, given moderate economic growth and still-subdued inflation, we restructured the Fund slightly--lowering coupons and lengthening maturities. As interest rates declined through the second and third quarters, the Fund performed exceptionally well. Concerns regarding economic growth and inflation flared once again in the fourth fiscal quarter, bringing with them an unexpected upturn in interest rates. In response, we slightly decreased the average maturity of the Fund's holdings to enhance performance.

  With a total return of 4.58%* the Fund completed the fiscal year ended March 31, 1997, ranking number 45 among 139 funds in the Lipper Intermediate Municipal Debt Fund category.** The Fund's long term performance has been excellent, ranking sixth and fifth among 35 and 19 funds, respectively, in the same Lipper category for the five and ten years ended March 31, 1997, with cumulative total returns of 38.00%* and 93.44%,* respectively.

          -----------------------------------------------------------
                      Intermediate-Term Tax-Exempt Fund+
          -----------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/97*
          -----------------------------------------------------------
            1 year               5 years              10 years
          -----------------------------------------------------------
            4.58%                6.65%                 6.81%
          -----------------------------------------------------------

              Intermediate-Term Tax-Exempt Fund      Intermediate-Term Tax-Exempt Fund        Lehman Brothers 5 Year
          (reflects prior maximum sales charge)++       (exclusive of sales charge)         Municipal G.O. Bond Index***
3/31/87                    9,550                                  10,000                              10,000
3/31/88                   10,062                                  10,537                              10,390
3/31/89                   10,624                                  11,125                              10,590
3/31/90                   11,415                                  11,953                              11,600
3/31/91                   12,348                                  12,930                              12,650
3/31/92                   13,387                                  14,018                              13,760
3/31/93                   14,953                                  15,658                              15,170
3/31/94                   15,339                                  16,062                              15,550
3/31/95                   16,311                                  17,080                              16,480
3/31/96                   17,665                                  18,498                              17,730
3/31/97                   18,474                                  19,344                              18,470

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND SOME INVESTORS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES.
  The above illustration compares a $10,000 investment made in Intermediate-Term Tax-Exempt Securities Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 5 year Municipal G.O. Bond Index is an unmanaged total return performance benchmark for investment-grade tax-exempt government obligation bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                  NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

  Fiscal year 1997 proved to be a very good year for the New York Intermediate-Term Tax-Exempt Fund. The Fund began the year essentially fully invested in high quality New York bonds and a modest amount of high quality non-New York issues. As strong economic data was released during the second fiscal quarter additional cash was raised in order to become more defensively positioned for the possibility of an interest rate hike by the Federal Reserve. In the third fiscal quarter the same strategy prevailed, with cash equivalents increasing to 10% and the maturity structure slightly shorter than it was at the beginning of the year. This served the Fund well because in the final fiscal quarter interest rates were raised by the Federal Reserve. Our strategy worked well producing a total rate of return of 4.46%* for the twelve months ended March 31, 1997. For the five year period ended March 31, 1997, the Fund produced a cumulative return of 31.67%.*

               ----------------------------------------------
                  New York Intermediate-Term Tax-Exempt Fund+
               ----------------------------------------------
                Average Annual Total Return Ended on 3/31/97*
               ----------------------------------------------
                 1 year    5 years  Since Inception (5/31/90)
               ----------------------------------------------
                 4.46%     5.65%            6.32%
               ----------------------------------------------

               New York Intermediate-Term         New York Intermediate-Term
                    Tax-Exempt Fund                    Tax-Exempt Fund               Lehman Brothers 5 Year
       (reflects prior maximum sales charge)++    (exclusive of sales charge)         Municipal Bond Index**
5/31/90                   9,550                            10,000                            10,000
3/31/91                  10,267                            10,754                            10,797
3/31/92                  11,028                            11,552                            11,775
3/31/93                  12,050                            12,623                            12,997
3/31/94                  12,399                            12,988                            13,660
3/31/95                  13,019                            13,638                            14,150
3/31/96                  13,900                            14,561                            15,180
3/31/97                  14,520                            15,210                            15,810

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX.
  The above illustration compares a $10,000 investment made in New York Intermediate-Term Tax-Exempt Fund and a broad-based index since 5/31/90 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                           LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------

  The Fund began the year fully invested in a diverse number of high quality "essential service" revenue bonds and State general obligation bonds. During the first fiscal quarter, interest rates rose moderately as the markets were concerned about strong economic growth--particularly the non-farm payroll numbers. The markets feared that stronger growth and a dwindling labor force would cause inflation and interest rates to rise. As a result, the Fund performed below average during the first quarter. Recognizing that this was an aberration given otherwise moderate economic growth and inflation, the Fund was restructured slightly with lower coupons and longer maturity issues during the second quarter. As interest rates declined for the balance of 1996, the Fund performed exceptionally well.
  The final fiscal quarter saw interest rates rise unexpectedly as market participants once again anticipated stronger economic growth and inflation. Since the Fund remained relatively fully invested from the previous quarter, its performance was considerably below average during the final quarter.
  However, with a total return of 5.47%*, the Fund completed a good fiscal year ended March 31, 1997, ranking 60 out of 228 funds in the Lipper General Municipal Debt Fund category.** The Fund's long term performance has been excellent, ranking first among 103 and 65 funds, respectively, in the same Lipper category for the five and ten years ended March 31, 1997, with cumulative total returns of 52.51%* and 146.20%*, respectively.

         -----------------------------------------------------------
                          Long-Term Tax-Exempt Fund+
         -----------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/97*
         -----------------------------------------------------------
           1 year                5 years                 10 years
         -----------------------------------------------------------
           5.47%                 8.80%                    9.42%
         -----------------------------------------------------------

               Long-Term Tax-Exempt Fund           Long-Term Tax-Exempt Fund         Lehman Brothers Current
        (reflects prior maximum sales charge)++    (exclusive of sales charge)        Municipal Bond Index***
3/31/87                  9,550                            10,000                           10,000
3/31/88                 10,520                            11,015                           10,236
3/31/89                 11,586                            12,132                           10,929
3/31/90                 12,823                            13,427                           11,998
3/31/91                 14,066                            14,729                           13,141
3/31/92                 15,417                            16,143                           14,441
3/31/93                 17,937                            18,782                           16,329
3/31/94                 18,364                            19,230                           16,559
3/31/95                 20,386                            21,347                           17,577
3/31/96                 22,293                            23,344                           18,896
3/31/97                 23,462                            24,568                           19,854

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND SOME INVESTORS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES.
  The above illustration compares a $10,000 investment made in Long-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers Current Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
* Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
+ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                       CALIFORNIA TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------

  The six months following the inception of the Fund proved a difficult period for municipal bonds. After declining somewhat late in 1996, interest rates rose sharply during the first quarter of 1997. Concerns over possible inflation and imminent rate hikes by the Fed sidelined many investors and drove bond prices lower. California municipals were supported somewhat through the quarter by a relative lack of supply, but gave ground quickly when the Fed raised short term rates on March 25. We built the portfolio around current coupon issues in the 4-7 year range, which offered better value than did shorter maturities, with a portfolio average maturity between five and six years. Our focus was on high grade general obligation and essential purpose revenue bonds, as well as on pre-refunded and insured issues. In general we avoided credits which we felt might be vulnerable either to the passage in November 1996 of California Proposition 218, the most recent tax limitation initiative, or to deregulatory trends in the public power sector. For the six month period October 1, 1996 (inception date) through March 31, 1997 the Fund produced a total rate of return of 1.05%*.

               ----------------------------------------------
                     California Tax-Exempt Income Fund+
               ----------------------------------------------
                Average Annual Total Return Ended on 3/31/97*
               ----------------------------------------------
                          Since Inception (10/1/96)
               ----------------------------------------------
                                   1.05%
               ----------------------------------------------

                  California Tax-Exempt              California Tax-Exempt
                       Income Fund                       Income Fund                  Merrill Lynch 3-7 Year
           (reflects prior maximum sales charge)++   (exclusive of sales charge)        Municipal Index**
10/1/96                   9,550                            10,000                            10,000
10/31/96                  9,575                            10,026                            10,090
11/30/96                  9,670                            10,126                            10,210
12/31/96                  9,672                            10,128                            10,200
1/31/97                   9,674                            10,130                            10,220
2/28/97                   9,715                            10,173                            10,290
3/31/97                   9,651                            10,105                            10,190

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX.
  The above illustration compares a $10,000 investment made in California Tax-Exempt Income Fund and a broad-based index since 10/1/96 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of three to seven years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Merrill Lynch.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

EXCELSIOR TAX-EXEMPT FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997

                                                                          NEW YORK
                                            SHORT-TERM   INTERMEDIATE-  INTERMEDIATE-                CALIFORNIA
                              TAX-EXEMPT    TAX-EXEMPT       TERM           TERM        LONG-TERM    TAX-EXEMPT
                                MONEY       SECURITIES    TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT     INCOME
                                 FUND          FUND          FUND           FUND           FUND         FUND
                            --------------  -----------  -------------  -------------  ------------  -----------
  ASSETS:
   Investments, at cost--
    see accompanying
    portfolios............  $1,066,851,282  $40,681,742  $235,116,148   $ 99,884,721   $ 84,752,090  $13,677,573
                            ==============  ===========  ============   ============   ============  ===========
   Investments, at value
    (Note 1)..............  $1,066,851,282  $40,697,224  $241,638,300   $101,066,544   $ 86,124,950  $13,572,166
   Cash...................             --            24            35             34             49            1
   Interest receivable....       6,251,932      498,130     3,463,481      1,479,008      1,328,420      190,920
   Receivable for
    investments sold......             --           --            --             --      36,969,339          --
   Receivable for fund
    shares sold...........             --        53,794       168,772        174,337         54,990       91,302
   Receivable due from
    investment advisor....             --           --            --             --             --        14,587
   Prepaid expenses.......          36,217        1,287         8,934          3,545          4,013          296
   Unamortized
    organization costs
    (Note 5)..............             --         3,171           --             --             --        28,325
                            --------------  -----------  ------------   ------------   ------------  -----------
   TOTAL ASSETS...........   1,073,139,431   41,253,630   245,279,522    102,723,468    124,481,761   13,897,597
  LIABILITIES:
   Payable for dividends
    declared..............       2,710,897      117,990       867,209        348,773        416,720       38,336
   Payable for fund shares
    redeemed..............             --        25,963       193,244            783        187,173        3,996
   Payable for investments
    purchased.............             --           --            --             --      15,818,491      592,682
   Investment advisory
    fees payable (Note
    2)....................         181,110        9,151        65,350         41,360         42,796          --
   Due to custodian bank..         144,988          --            --             --             --           --
   Accrued expenses and
    other payables........         416,217       22,878       103,442         80,559         90,129       30,610
                            --------------  -----------  ------------   ------------   ------------  -----------
   TOTAL LIABILITIES......       3,453,212      175,982     1,229,245        471,475     16,555,309      665,624
                            --------------  -----------  ------------   ------------   ------------  -----------
  NET ASSETS..............  $1,069,686,219  $41,077,648  $244,050,277   $102,251,993   $107,926,452  $13,231,973
                            ==============  ===========  ============   ============   ============  ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $          --   $      (116) $        (46)  $        --    $     29,622  $       --
   Accumulated net
    realized loss on
    investments...........        (112,089)    (637,295)   (4,843,450)    (1,450,193)        (7,283)        (609)
   Unrealized appreciation
    (depreciation) on
    investments...........             --        15,482     6,522,152      1,181,823      1,372,860     (105,407)
   Par value (Note 4).....       1,070,048        5,841        26,788         12,107         11,450        1,905
   Paid in capital in
    excess of par value...   1,068,728,260   41,693,736   242,344,833    102,508,256    106,519,803   13,336,084
                            --------------  -----------  ------------   ------------   ------------  -----------
  TOTAL NET ASSETS........  $1,069,686,219  $41,077,648  $244,050,277   $102,251,993   $107,926,452  $13,231,973
                            ==============  ===========  ============   ============   ============  ===========
  Shares of Common Stock
   Outstanding............   1,070,048,369    5,841,143    26,787,923     12,106,702     11,449,983    1,904,900
  NET ASSET VALUE PER
   SHARE..................           $1.00        $7.03         $9.11          $8.45          $9.43        $6.95
                                     =====        =====         =====          =====          =====        =====

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1997

                                                                        NEW YORK
                                            SHORT-TERM  INTERMEDIATE- INTERMEDIATE-             CALIFORNIA
                               TAX EXEMPT   TAX-EXEMPT      TERM          TERM      LONG-TERM   TAX-EXEMPT
                                  MONEY     SECURITIES   TAX-EXEMPT    TAX-EXEMPT   TAX-EXEMPT    INCOME
                                  FUND         FUND         FUND          FUND         FUND       FUND*
                               -----------  ----------  ------------- ------------- ----------  ----------
  INVESTMENT INCOME:
   Interest income...........  $33,663,667  $1,777,804   $12,970,792   $4,799,141   $5,838,419  $ 168,263
                               -----------  ----------   -----------   ----------   ----------  ---------
  EXPENSES:
   Investment advisory fees
    (Note 2).................    2,394,097     123,772       882,221      482,027      526,442     19,111
   Administrators' fees (Note
    2).......................    1,472,582      63,439       387,600      148,210      161,910      5,856
   Administrative servicing
    fees (Note 2)............      502,764      28,304       141,258       30,408       70,956     16,689
   Shareholder servicing
    agent fees...............       26,562       9,183        21,697       10,905       30,615      2,177
   Custodian fees............      311,743      11,826        80,449       31,790       33,875      2,373
   Registration and filing
    fees.....................       19,839      12,608        12,041          --         4,826      1,935
   Legal and audit fees......      110,353       6,597        38,875        6,050       10,837      3,502
   Directors' fees and ex-
    penses (Note 2)..........       55,062       3,073        19,504        6,420        4,815        305
   Shareholder reports.......       17,936       2,104         9,375        6,721        3,647         71
   Amortization of organiza-
    tion costs (Note 5)......          --        4,176           --           --           --       3,136
   Miscellaneous expenses....       51,523       3,207        12,397        4,749        4,553      3,983
                               -----------  ----------   -----------   ----------   ----------  ---------
   TOTAL EXPENSES............    4,962,461     268,289     1,605,417      727,280      852,476     59,138
   Fees waived by investment
    adviser and
    administrators (Note 2)..     (502,764)    (28,304)     (141,258)     (30,408)     (70,956)   (33,697)
                               -----------  ----------   -----------   ----------   ----------  ---------
   NET EXPENSES..............    4,459,697     239,985     1,464,159      696,872      781,520     25,441
                               -----------  ----------   -----------   ----------   ----------  ---------
  NET INVESTMENT INCOME......   29,203,970   1,537,819    11,506,633    4,102,269    5,056,899    142,822
                               -----------  ----------   -----------   ----------   ----------  ---------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   (NOTE 1):
   Net realized gain (loss)
    on security
    transactions.............      (43,443)      7,159     2,576,821       93,370    1,286,294       (609)
   Change in unrealized
    appreciation/depreciation
    of investments during the
    year.....................          --      (66,439)   (2,844,780)    (205,500)    (726,474)  (105,407)
                               -----------  ----------   -----------   ----------   ----------  ---------
  NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON
   INVESTMENTS...............      (43,443)    (59,280)     (267,959)    (112,130)     559,820   (106,016)
                               -----------  ----------   -----------   ----------   ----------  ---------
  NET INCREASE IN NET ASSETS
   RESULTING FROM
   OPERATIONS................  $29,160,527  $1,478,539   $11,238,674   $3,990,139   $5,616,719  $  36,806
                               ===========  ==========   ===========   ==========   ==========  =========

* California Tax-Exempt Income Fund commenced operations on October 1, 1996.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          NEW YORK
                                            SHORT-TERM   INTERMEDIATE-  INTERMEDIATE-                CALIFORNIA
                              TAX-EXEMPT    TAX-EXEMPT       TERM           TERM        LONG-TERM    TAX-EXEMPT
                                MONEY       SECURITIES    TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT     INCOME
                                 FUND          FUND          FUND           FUND           FUND         FUND*
                            --------------  -----------  -------------  -------------  ------------  -----------
  YEAR ENDED MARCH 31,
  1997
  Net investment income...  $   29,203,970  $ 1,537,819  $ 11,506,633   $  4,102,269   $  5,056,899  $   142,822
  Net realized gain (loss)
   on investments.........         (43,443)       7,159     2,576,821         93,370      1,286,294         (609)
  Change in unrealized
   appreciation/
   depreciation of
   investments during the
   year...................             --       (66,439)   (2,844,780)      (205,500)      (726,474)    (105,407)
                            --------------  -----------  ------------   ------------   ------------  -----------
  Net increase in net
   assets resulting from
   operations.............      29,160,527    1,478,539    11,238,674      3,990,139      5,616,719       36,806
  Distributions to
  shareholders:
   From net investment
   income.................     (29,203,970)  (1,556,834)  (11,583,746)    (4,102,269)    (5,103,668)    (142,822)
   In excess of net
   investment income......             --          (116)          (46)           --             --           --
   From net realized gain
    on investments........             --           --            --             --      (1,426,068)         --
   In excess of net
   realized gain on
   investments............             --           --            --             --          (7,283)         --
  Increase (decrease) in
   net assets from fund
   share transactions
   (Note 4)...............     103,018,169   (1,813,779)  (10,782,881)     5,957,341     17,788,296   13,337,989
                            --------------  -----------  ------------   ------------   ------------  -----------
  Net increase (decrease)
   in net assets..........     102,974,726   (1,892,190)  (11,127,999)     5,845,211     16,867,996   13,231,973
  NET ASSETS:
   Beginning of year......     966,711,493   42,969,838   255,178,276     96,406,782     91,058,456          --
                            --------------  -----------  ------------   ------------   ------------  -----------
   End of year (1)........  $1,069,686,219  $41,077,648  $244,050,277   $102,251,993   $107,926,452  $13,231,973
                            ==============  ===========  ============   ============   ============  ===========
 --------
  (1)Including
  undistributed
  (distributions in excess
  of) net investment
  income..................  $          --   $      (116) $        (46)  $        --    $     29,622  $       --
                            ==============  ===========  ============   ============   ============  ===========
  YEAR ENDED MARCH 31,
  1996
  Net investment income...  $   28,104,738  $ 1,924,423  $ 11,057,236   $  3,927,143   $  4,260,065          --
  Net realized gain (loss)
   on investments.........          (3,032)     882,628     3,726,746      1,897,037      3,728,907          --
  Change in unrealized
   appreciation/
   depreciation of
   investments during the
   year...................             --      (268,919)    4,779,461        280,648       (152,514)         --
                            --------------  -----------  ------------   ------------   ------------  -----------
  Net increase in net
   assets resulting from
   operations.............      28,101,706    2,538,132    19,563,443      6,104,828      7,836,458          --
  Distributions to
  shareholders:
   From net investment
   income.................     (28,104,738)  (1,905,408)  (10,980,123)    (3,927,143)    (4,185,190)         --
   From net realized gain
    on investments........             --           --            --             --      (1,314,007)         --
  Increase (decrease) in
   net assets from fund
   share transactions
   (Note 4)...............     151,824,779   (5,850,429)   11,604,736      7,065,566      9,840,745          --
                            --------------  -----------  ------------   ------------   ------------  -----------
  Net increase (decrease)
   in net assets..........     151,821,747   (5,217,705)   20,188,056      9,243,251     12,178,006          --
  NET ASSETS:
   Beginning of year......     814,889,746   48,187,543   234,990,220     87,163,531     78,880,450          --
                            --------------  -----------  ------------   ------------   ------------  -----------
   End of year (2)........  $  966,711,493  $42,969,838  $255,178,276   $ 96,406,782   $ 91,058,456          --
                            ==============  ===========  ============   ============   ============  ===========
 --------
  (2)Including
  undistributed net
  investment income.......  $          --   $    19,015  $     77,113   $        --    $     76,391          --
                            ==============  ===========  ============   ============   ============  ===========

* California Tax-Exempt Income Fund commenced operations on October 1, 1996.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EXCELSIOR TAX-EXEMPT FUNDS, INC.
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS

 For a Fund share outstanding throughout each year.

                           NET ASSET             NET REALIZED             DIVIDENDS     DIVIDENDS    DISTRIBUTIONS
                            VALUE,      NET     AND UNREALIZED TOTAL FROM  FROM NET    IN EXCESS OF     FROM NET
                           BEGINNING INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT  NET INVESTMENT REALIZED GAIN
                           OF PERIOD   INCOME    INVESTMENTS   OPERATIONS   INCOME        INCOME     ON INVESTMENTS
                           --------- ---------- -------------- ---------- ----------  -------------- --------------
  TAX-EXEMPT MONEY FUND--(5/24/85*)
   Year Ended March 31,
   1993...................   $1.00    $0.02395     $0.00000     $0.02395  $(0.02395)        --          $0.00000
   1994...................    1.00     0.01938      0.00000      0.01938   (0.01938)        --           0.00000
   1995...................    1.00     0.02825      0.00000      0.02825   (0.02825)        --           0.00000
   1996...................    1.00     0.03362      0.00000      0.03362   (0.03362)        --           0.00000
   1997...................    1.00     0.03050      0.00000      0.03050   (0.03050)        --           0.00000
  SHORT-TERM TAX-EXEMPT SECURITIES FUND--(12/31/92*)
   Year Ended March 31,
   1993...................   $7.00    $   0.05     $   0.07     $   0.12  $   (0.05)        --          $   0.00
   1994...................    7.07        0.21        (0.03)        0.18      (0.21)        --             (0.05)
   1995...................    6.99        0.25        (0.02)        0.23      (0.25)        --             (0.01)
   1996...................    6.96        0.28         0.09         0.37      (0.28)        --              0.00
   1997...................    7.05        0.26        (0.01)        0.25      (0.27)      $0.00#            0.00
  INTERMEDIATE-TERM TAX-EXEMPT FUND--(12/3/85*)
   Year Ended March 31,
   1993...................   $8.95    $   0.42     $   0.59     $   1.01  $   (0.42)        --          $  (0.30)
   1994...................    9.24        0.34        (0.09)        0.25      (0.34)        --             (0.26)
   1995...................    8.64        0.37         0.16         0.53      (0.37)        --              0.00
   1996...................    8.80        0.40         0.32         0.72      (0.40)        --              0.00
   1997...................    9.12        0.40         0.00         0.40      (0.41)      $0.00#            0.00
  N.Y. INTERMEDIATE-TERM TAX-EXEMPT FUND--(5/31/90*)
   Year Ended March 31,
   1993...................   $8.31    $   0.34     $   0.41     $   0.75  $   (0.34)        --          $  (0.11)
   1994...................    8.61        0.31        (0.13)        0.18      (0.31)        --             (0.22)
   1995...................    8.18        0.33         0.15         0.48      (0.33)        --             (0.09)
   1996...................    8.24        0.35         0.20         0.55      (0.35)        --              0.00
   1997...................    8.44        0.36         0.01+++      0.37      (0.36)        --              0.00
  LONG-TERM TAX-EXEMPT FUND--(2/5/86*)
   Year Ended March 31,
   1993...................   $9.25    $   0.46     $   0.99     $   1.45  $   (0.46)        --          $  (0.48)
   1994...................    9.76        0.42        (0.12)        0.30      (0.42)        --             (0.50)
   1995...................    8.87        0.43         0.50         0.93      (0.43)        --             (0.10)
   1996...................    9.27        0.47         0.39         0.86      (0.46)        --             (0.14)
   1997...................    9.53        0.46         0.03         0.49      (0.46)        --             (0.13)
  CALIFORNIA TAX-EXEMPT INCOME FUND--(10/1/96*)
   Period ended March 31,
   1997...................   $7.00    $   0.12     $  (0.05)    $   0.07  $   (0.12)        --          $   0.00

  * Commencement of operations.
 ** Not annualized.
*** Annualized.
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Total return data, for periods prior to March 31, 1997, does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
+++ The amount shown for the year ended March 31, 1997 for a share outstanding throughout that period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  # Amount represents less than $0.01 per share.

                       See Notes to Financial Statements

  DISTRIBUTIONS                                                    RATIO OF NET RATIO OF GROSS RATIO OF NET
  IN EXCESS OF                                         NET ASSETS,  OPERATING     OPERATING     INVESTMENT
  NET REALIZED                  NET ASSET                END OF      EXPENSES      EXPENSES       INCOME    PORTFOLIO    FEE
     GAIN ON          TOTAL     VALUE, END  TOTAL        PERIOD     TO AVERAGE    TO AVERAGE    TO AVERAGE  TURNOVER   WAIVERS
   INVESTMENTS    DISTRIBUTIONS OF PERIOD  RETURN++       (000)     NET ASSETS   NET ASSETS+    NET ASSETS    RATE     (NOTE 2)
  -------------   ------------- ---------- --------    ----------- ------------ -------------- ------------ ---------  --------
     --             $(0.02395)    $1.00      2.42%      $ 659,327      0.52%         0.52%         2.39%       --      $0.00000
     --              (0.01938)     1.00      1.96%        694,581      0.52%         0.52%         1.94%       --       0.00003
     --              (0.02825)     1.00      2.86%        814,890      0.49%         0.52%         2.85%       --       0.00030
     --              (0.03362)     1.00      3.41%        966,711      0.49%         0.53%         3.35%       --       0.00042
     --              (0.03050)     1.00      3.09%      1,069,686      0.47%         0.52%         3.05%       --       0.00053
     --             $   (0.05)    $7.07      1.65%**    $  28,598      0.60%***      0.84%***      2.80%***    --      $   0.00
     --                 (0.26)     6.99      2.55%         57,728      0.59%         0.60%         2.94%       539%        0.00
     --                 (0.26)     6.96      3.45%         48,188      0.59%         0.61%         3.60%       565%        0.00
     --                 (0.28)     7.05      5.42%         42,970      0.58%         0.64%         4.05%       124%        0.00
     --                 (0.27)     7.03      3.55%         41,078      0.58%         0.65%         3.73%        87%        0.00
     --             $   (0.72)    $9.24     11.70%      $ 285,317      0.64%         0.64%         4.57%       429%    $   0.00
  $(0.25)               (0.85)     8.64      2.58%        298,261      0.64%         0.64%         3.74%       379%        0.00
     --                 (0.37)     8.80      6.34%        234,990      0.61%         0.64%         4.28%       362%        0.00
     --                 (0.40)     9.12      8.30%        255,178      0.60%         0.65%         4.44%        50%        0.00
     --                 (0.41)     9.11      4.58%        244,050      0.58%         0.64%         4.56%        28%        0.00
     --             $   (0.45)    $8.61      9.27%      $  88,249      0.89%         0.89%         3.94%       339%    $   0.00
  $(0.08)               (0.61)     8.18      1.87%        107,489      0.87%         0.87%         3.55%       326%        0.00
     --                 (0.42)     8.24      6.05%         87,164      0.78%         0.80%         4.06%       563%        0.00
     --                 (0.35)     8.44      6.77%         96,407      0.75%         0.77%         4.15%       154%        0.00
     --                 (0.36)     8.45      4.46%        102,252      0.72%         0.75%         4.25%        89%        0.00
     --             $   (0.94)    $9.76     16.35%      $  85,520      0.86%         0.86%         4.73%       300%    $   0.00
  $(0.27)               (1.19)     8.87      2.38%         82,151      0.85%         0.86%         4.25%       252%        0.00
     --                 (0.53)     9.27     11.01%         78,880      0.80%         0.83%         4.86%       214%        0.00
     --                 (0.60)     9.53      9.35%         91,058      0.77%         0.82%         4.85%       185%        0.01
    0.00#               (0.59)     9.43      5.47%        107,926      0.74%         0.81%         4.80%       125%        0.01
     --             $   (0.12)    $6.95      2.12%***   $  13,232      0.66%***      1.53%***      3.69%***      7%*** $   0.03

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
TAX-EXEMPT MONEY FUND

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- 64.02%
 $10,000,000 Austin, Texas, Combined Utility System Notes,
             Series A,
             3.300%, 05/21/1997................................   $   10,000,000
   5,500,000 Becker, Minnesota, Pollution Control Revenue
             Bonds, Northern State Power Co. Project, Series A,
             3.500%, 04/09/1997................................        5,500,000
  10,000,000 Becker, Minnesota, Pollution Control Refunding
             Revenue Bonds, Northern State Power Co. Project,
             Series B,
             3.550%, 05/12/1997................................       10,000,000
   9,550,000 Burlington, Kansas, Pollution Control Revenue
             Bonds, Series C-2, 3.500%, 04/01/1997.............        9,550,000
   6,425,000 Dallas, Texas, Waterworks & Sewer System Revenue
             Bonds, Series A, 3.650%, 05/15/1997...............        6,425,000
   9,400,000 Gulf Coast Waste Disposal Authority, Texas,
             Pollution Control Refunding Revenue Bonds, Amoco
             Oil Co. Project,
             3.800%, 10/01/2017................................        9,400,000
   8,000,000 Houston, Texas, General Obligation Bonds, Series
             A,
             3.500%, 04/10/1997................................        8,000,000
   2,000,000 Houston, Texas, General Obligation Bonds, Series
             B,
             3.400%, 05/14/1997................................        2,000,000
   6,000,000 Houston, Texas, General Obligation Bonds, Series
             B,
             3.450%, 05/14/1997................................        6,000,000
   2,000,000 Houston, Texas, General Obligation Bonds, Series
             E,
             3.900%, 04/01/1997++..............................        2,000,000
  10,000,000 Indianapolis, Indiana, Gas Utility Revenue Bonds,
             3.300%, 05/20/1997................................       10,000,000
   4,000,000 Intermountain Power Agency, Utah, Power Supply
             Revenue Bonds, 3.450%, 05/14/1997.................        4,000,000
   5,600,000 Intermountain Power Agency, Utah, Power Supply
             Revenue Bonds, Series F,
             3.550%, 05/09/1997................................        5,600,000
  10,200,000 Intermountain Power Agency, Utah, Power Supply
             Revenue Bonds, Series F,
             3.550%, 05/12/1997................................       10,200,000
   5,000,000 Jacksonville, Florida, Electric Authority Revenue
             Bonds,
             Series D-3,
             3.300%, 04/01/1997................................        5,000,000

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $ 4,000,000 Jacksonville, Florida, Electric Authority Revenue
             Bonds,
             Series D-3,
             3.450%, 04/01/1997................................   $    4,000,000
   5,500,000 Jasper, Indiana, Pollution Control Revenue Bonds,
             Northern Indiana Public Service Co., Series B,
             3.550%, 04/14/1997................................        5,500,000
  14,500,000 Jasper, Indiana, Pollution Control Revenue Bonds,
             Northern Indiana Public Service Co., Series B,
             3.300%, 05/16/1997................................       14,500,000
   8,500,000 Jasper, Indiana, Pollution Control Revenue Bonds,
             Northern Indiana Public Service Co., Series B,
             3.450%, 05/21/1997................................        8,500,000
   4,500,000 Jasper, Indiana, Pollution Control Revenue Bonds,
             Northern Indiana Public Service Co., Series C,
             3.550%, 04/08/1997................................        4,500,000
   8,000,000 Jefferson County, Kentucky, Pollution Control
             Revenue Bonds, Louisville Gas & Electric Co.
             Project, Series A,
             3.350%, 04/09/1997................................        8,000,000
  13,000,000 Jefferson County, Kentucky, Pollution Control
             Revenue Bonds, Louisville Gas & Electric Co.
             Project, Series A,
             3.500%, 04/09/1997................................       13,000,000
   5,300,000 Lincoln County, Wyoming, Pollution Control
             Refunding Revenue Bonds, Pacificorp Project,
             3.450%, 05/22/1997................................        5,300,000
  10,000,000 Massachusetts State Water Resources Authority,
             3.450%, 05/21/1997................................       10,000,000
   5,000,000 Memphis, Tennessee, General Obligation Bonds,
             Series A,
             3.450%, 08/01/2004+...............................        5,000,000
   5,000,000 Memphis, Tennessee, General Obligation Bonds,
             Series A,
             3.450%, 08/01/2007+...............................        5,000,000
   3,010,000 Metropolitan Government, Nashville & Davidson
             County, Tennessee, Health & Educational Facilities
             Revenue Bonds,
             3.550%, 05/08/1997................................        3,010,000
   6,750,000 Michigan State Building Authority Revenue Bonds,
             Series 1,
             3.550%, 05/01/1997................................        6,750,000
  10,000,000 Michigan State General Obligation Bonds,
             4.500%, 09/30/1997................................       10,049,323

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
TAX-EXEMPT MONEY FUND -- (CONTINUED)

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $ 5,000,000 Mount Vernon, Indiana, Pollution Control & Solid
             Waste Disposal Revenue Bonds, General Electric
             Corp., Series A,
             3.400%, 04/04/1997................................   $    5,000,000
   4,000,000 Mount Vernon, Indiana, Pollution Control & Solid
             Waste Disposal Revenue Bonds, General Electric
             Corp., Series A,
             3.400%, 04/04/1997................................        4,000,000
  10,000,000 New Jersey State Tax & Revenue Anticipation Notes,
             Series A, 3.150%, 04/01/1997......................       10,000,000
   7,000,000 New York City, New York, General Obligation Bonds,
             Series B, (MBIA),
             3.800%, 08/15/2005+...............................        7,000,000
  11,000,000 New York City, New York, General Obligation Bonds,
             Series B, (MBIA),
             3.800%, 08/15/2022+...............................       11,000,000
  10,000,000 New York City, New York, Municipal Water Finance
             Authority, Series A,
             3.600%, 04/07/1997................................       10,000,000
  21,500,000 New York City, New York, General Obligation
             Unlimited Notes,
             Series A,
             4.500%, 04/15/1997+...............................       21,507,638
  10,500,000 North Carolina Eastern Municipal Power Agency,
             3.450%, 05/20/1997................................       10,500,000
  10,000,000 North Carolina Eastern Municipal Power Agency,
             Series B,
             3.300%, 04/01/1997................................       10,000,000
  11,500,000 North Carolina Municipal Power Agency, Catawba
             Electrical Revenue Bonds, Series A,
             3.500%, 05/14/1997................................       11,500,000
  26,500,000 Nueces River, Texas, Industrial Development
             Authority, Pollution Control Refunding Revenue
             Bonds,
             3.500%, 05/06/1997................................       26,500,000
  10,000,000 Oklahoma State Water Resources Board State Loan
             Program Revenue Bonds,
             3.500%, 09/01/2024................................       10,000,000
  10,000,000 Omaha Public Power District, Nebraska Electric
             Revenue Notes, Series A,
             3.300%, 05/13/1997................................       10,000,000
   3,700,000 Orlando, Florida, Waste Water Systems Refunding
             Revenue Bonds, Series A, (AMBAC),
             3.450%, 04/08/1997................................        3,700,000

  PRINCIPAL                                                          VALUE
   AMOUNT                                                           (NOTE 1)
 -----------                                                     --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $ 7,480,000 Peninsula Port Authority, Virginia, Refunding
             Revenue Bonds, Dominion Term Project, Series B,
             3.450%, 04/09/1997................................  $    7,480,000
   6,300,000 Peninsula Ports Authority, Virginia, Refunding
             Revenue Bonds, Shell Oil Co.,
             3.850%, 12/01/2005................................       6,300,000
   5,300,000 Pennsylvania State Tax Anticipation Notes,
             4.500%, 06/30/1997+...............................       5,311,288
   4,000,000 Plaquemines, Louisiana, Port Harbor and Terminal,
             Marine Terminal Facilities, Electro-Coal Transfer
             Revenue Bonds, Series B, 3.350%, 05/15/1997.......       4,000,000
   6,500,000 Pleasant Prairie, Wisconsin, Pollution Control
             Refunding Revenue Bonds, Wisconsin Electric Power
             Co., Series A,
             3.500%, 09/01/2030+...............................       6,500,000
   5,000,000 Pleasant Prairie, Wisconsin, Pollution Control
             Refunding Revenue Bonds, Wisconsin Electric Power
             Co., Series C,
             3.500%, 09/01/2030+...............................       5,000,000
   2,260,000 Salt River Project, Arizona, Agricultural
             Improvement & Power District,
             3.550%, 05/07/1997................................       2,260,000
   5,500,000 Salt River Project, Arizona, Agricultural
             Improvement & Power District,
             3.450%, 05/07/1997................................       5,500,000
  12,400,000 Salt River Project, Arizona, Agricultural
             Improvement & Power District,
             3.550%, 05/07/1997................................      12,400,000
  10,800,000 Salt River Project, Arizona, Agricultural
             Improvement & Power District,
             3.400%, 05/09/1997................................      10,800,000
   6,639,000 Salt River Project, Arizona, Agricultural
             Improvement & Power District,
             3.300%, 05/19/1997................................       6,639,000
  13,950,000 Salt River Project, Arizona, Agricultural
             Improvement & Power District,
             3.450%, 05/19/1997................................      13,950,000
   4,000,000 San Antonio, Texas,
             3.450%, 05/20/1997................................       4,000,000
  12,400,000 San Antonio, Texas, Electric & Gas Revenue Bonds,
             Series A,
             3.450%, 04/09/1997................................      12,400,000

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
TAX-EXEMPT MONEY FUND -- (CONTINUED)

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $15,000,000 San Antonio, Texas, Electric & Gas Revenue Bonds,
             Series A,
             3.350%, 05/13/1997................................   $   15,000,000
   7,050,000 San Antonio, Texas, Water System Notes,
             3.550%, 05/08/1997................................        7,050,000
  15,000,000 South Carolina State, Public Service Authority
             Revenue Bonds,
             3.500%, 04/11/1997................................       15,000,000
  20,700,000 South Carolina State, Public Service Authority
             Revenue Bonds,
             3.400%, 05/15/1997................................       20,700,000
   5,000,000 Texas Municipal Power Authority, Bond Anticipation
             Notes,
             3.450%, 05/16/1997................................        5,000,000
  10,000,000 Texas Municipal Power Authority, Bond Anticipation
             Notes,
             3.450%, 05/16/1997................................       10,000,000
  47,700,000 Texas State Tax & Revenue Anticipation Notes,
             4.750%, 08/29/1997+...............................       47,922,627
   4,900,000 Toledo Lucas County, Ohio Port Authority Revenue
             Bonds,
             3.450%, 04/09/1997................................        4,900,000
   3,500,000 University of Minnesota, Series A, 3.450%,
             04/04/1997........................................        3,500,000
   3,000,000 University of Minnesota, Series A, 3.500%,
             04/04/1997........................................        3,000,000
  10,000,000 University of Minnesota, Series A, 3.500%,
             04/04/1997........................................       10,000,000
  12,210,000 University of Texas Permanent University Fund,
             Series A,
             3.500%, 04/14/1997................................       12,210,000
   1,500,000 University of Texas Permanent University Fund,
             Series A,
             3.500%, 05/09/1997................................        1,500,000
  11,000,000 University of Texas Permanent University Fund,
             Series A,
             3.550%, 05/09/1997................................       11,000,000
  10,000,000 University of Texas, University Revenue Bonds,
             Series A,
             3.550%, 05/21/1997................................       10,000,000
   5,808,000 University of Texas, University Revenue Bonds,
             Series A,
             3.500%, 05/22/1997................................        5,808,000
  15,000,000 Vermont State, General Obligation Revenue
             Anticipation Notes,
             Series I,
             3.550%, 05/13/1997................................       15,000,000
   4,000,000 Virginia State, General Obligation Bond
             Anticipation Notes,
             3.300%, 05/19/1997................................        4,000,000
  20,000,000 Virginia State, General Obligation Bond
             Anticipation Notes,
             3.400%, 05/19/1997................................       20,000,000

  PRINCIPAL                                                          VALUE
   AMOUNT                                                           (NOTE 1)
 -----------                                                     --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $ 3,245,000 Wisconsin State, General Obligation Bonds, Series
             C,
             4.500%, 05/01/1997+..............................   $    3,247,506
                                                                 --------------
                                                                    684,870,382
                                                                 --------------
 TAX-EXEMPT CASH EQUIVALENTS --
 BACKED BY LETTERS OF CREDIT -- 35.69%
             ABN AMRO BANK
   7,300,000 Guadalupe, Texas, Blanco River Authority
             Pollution Control Refunding Revenue Bonds,
             Central Power & Light Co. Project,
             3.850%, 11/01/2015...............................        7,300,000
   7,150,000 Illinois Health Facilities Authority Revenue
             Bonds, Palos Community Hospital, Series B,
             3.400%, 12/01/2015+..............................        7,150,000
             BANK OF NEW YORK
  10,000,000 Ohio County, Kentucky, Pollution Control Revenue
             Bonds, Big Rivers Electric Corp., Series 1983,
             4.000%, 06/01/2013+..............................       10,000,000
             BANK OF NOVA SCOTIA
  10,200,000 Gary, Indiana, Environmental Improvement Revenue
             Notes, U.S. Steel Corp. Project, Series 1984,
             3.450%, 07/15/2002+..............................       10,200,000
   3,400,000 New Hampshire State Industrial Development
             Authority, Pollution Control Revenue Bonds,
             Bangor Hydro-Electric Co. Project,
             Series 1983,
             3.400%, 01/01/2009+..............................        3,400,000
             BANK OF TOKYO
  15,025,000 University of Iowa, Facilities Revenue Bonds,
             Human Biology Research, Series A,
             3.650%, 06/01/2005+..............................       15,025,000
             BARCLAYS BANK, PLC
   7,700,000 Bucks County, Pennsylvania, Industrial
             Development Authority Revenue Bonds, Tru Realty--
             Toys R Us Project,
             3.400%, 12/01/2018+..............................        7,700,000
             CANADIAN IMPERIAL BANK OF COMMERCE
   5,200,000 Maricopa County, Arizona, Pollution Control
             Refunding Revenue Bonds, Public Service Co. New
             Mexico, Series A,
             3.450%, 11/01/2022+..............................        5,200,000

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
TAX-EXEMPT MONEY FUND -- (CONTINUED)

  PRINCIPAL                                                          VALUE
   AMOUNT                                                           (NOTE 1)
 -----------                                                     --------------

 TAX-EXEMPT CASH EQUIVALENTS --
 BACKED BY LETTERS OF CREDIT -- (CONTINUED)
             MORGAN GUARANTY TRUST CO.
 $26,000,000 Baltimore, Maryland, Port Facilities Revenue
             Bonds, Occidental Petroleum,
             3.400%, 10/14/2011+..............................   $   26,000,000
   6,900,000 Kenton County, Kentucky, Industrial Building
             Revenue Bonds, Redken Labs, Inc. Project, Series
             1984,
             3.500%, 12/01/2014+..............................        6,900,000
             NORDEUTSCHE LANDESBANK
  10,000,000 Brazos, Texas, Harbor Industrial Development
             Corp. Revenue Bonds, Badische Corp.,
             3.500%, 12/01/2013+..............................       10,000,000
             NORTHERN TRUST
   4,300,000 Illinois Health Facilities Authority Revenue
             Bonds, Healthcorp Affiliates, Series A,
             3.400%, 11/01/2015+..............................        4,300,000
             RABOBANK NEDERLANDER
   2,300,000 Alma, Wisconsin, Pollution Control Refunding
             Revenue Bonds, Dairyland Power Coop Project,
             3.600%, 02/01/2015...............................        2,300,000
  13,300,000 Illinois Health Facilities Authority Revenue
             Bonds, Healthcorp Affiliates,
             3.400%, 11/01/2015+..............................       13,300,000
  30,400,000 Indiana Health Facilities Financing Authority
             Revenue Bonds, St. Anthony's Medical Center
             Project,
             3.400%, 12/01/2014+..............................       30,400,000
             ROYAL BANK OF CANADA
   6,900,000 Chicago, Illinois, O'Hare International Airport
             Revenue Bonds, American Airlines, Inc. Project,
             Series B,
             3.850%, 12/01/2017...............................        6,900,000
             SANWA BANK
   4,600,000 Michigan State Job Development Authority Revenue
             Bonds, Hitachi Metals International Project,
             3.600%, 01/01/2004+..............................        4,600,000
  13,010,000 Mississippi Hospital Equipment & Facilities
             Authority Revenue Bonds, Mississippi Baptist
             Medical Center,
             3.400%, 07/01/2012+..............................       13,010,000
  32,600,000 Missouri State Environmental Improvement & Energy
             Resources Authority, Pollution Control Revenue
             Bonds, Noranda Aluminum, Inc. Project,
             3.650%, 10/01/2002+..............................       32,600,000

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENTS --
 BACKED BY LETTERS OF CREDIT -- (CONTINUED)
             CITIBANK, NY
 $ 4,160,000 La Crosse, Wisconsin, Industrial Development
             Authority Revenue Bonds, Dairyland Power
             Cooperative Project,
             3.600%, 02/01/2015+...............................   $    4,160,000
             CREDIT SUISSE
   6,900,000 Garden City, Kansas, Industrial Development
             Revenue Bonds, Inland Container Corp. Project,
             Temple Series 1983,
             3.350%, 01/01/2008+...............................        6,900,000
  10,440,000 Marshall County, West Virginia, Pollution Control
             Revenue Bonds, Mobay Chemical Corp. Project,
             3.500%, 12/01/2000+...............................       10,440,000
   1,300,000 Missouri State Environmental Improvement & Energy
             Resources Authority, Pollution Control Revenue
             Bonds, Mobay Chemical Corp. Project,
             3.500%, 12/01/2000................................        1,300,000
             DEUTSCHE BANK, A.G.
   9,000,000 Connecticut State Development Authority, Pollution
             Control Refunding Revenue Bonds, Connecticut Light
             & Power Co. Project, Series A,
             3.500%, 09/01/2028................................        9,000,000
             FUJI BANK LTD NY
   7,135,000 Des Moines, Iowa, Hospital Facilities Revenue
             Bonds, Iowa Methodist Medical Center Project,
             3.450%, 08/01/2015+...............................        7,135,000
             KREDIETBANK, N.V.
  11,885,000 Illinois Health Facilities Authority Revenue
             Bonds, Memorial Medical Center, Series C,
             3.450%, 01/01/2016+...............................       11,885,000
             LASALLE NATIONAL BANK
  12,900,000 Flint, Michigan, Hospital Building Authority
             Revenue Bonds, Hurley Medical Center, Series B,
             3.450%, 07/01/2015+...............................       12,900,000
  11,050,000 Illinois Health Facilities Authority Revenue
             Bonds, Ingalls Memorial Hospital, Series B,
             3.450%, 01/01/2016+...............................       11,050,000
  11,940,000 Illinois Health Facilities Authority Revenue
             Bonds, Ingalls Memorial Hospital, Series C,
             3.450%, 01/01/2016+...............................       11,940,000

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
TAX-EXEMPT MONEY FUND -- (CONTINUED)

  PRINCIPAL                                                          VALUE
   AMOUNT                                                           (NOTE 1)
 -----------                                                     --------------

 TAX-EXEMPT CASH EQUIVALENTS --
 BACKED BY LETTERS OF CREDIT -- (CONTINUED)
             SUMITOMO BANK LTD.
 $ 2,750,000 District of Columbia, Revenue Bonds, George
             Washington University,
             3.600%, 03/01/2006+..............................   $    2,750,000
   3,200,000 District of Columbia, Revenue Bonds, George
             Washington University, Series A,
             3.600%, 03/01/2006+..............................        3,200,000
  10,200,000 Wake County, North Carolina, Industrial
             Facilities & Pollution Control Financing
             Authority Revenue Bonds, Carolina Power & Light
             Co. Project,
             Series 1985-B,
             3.650%, 09/01/2015+..............................       10,200,000
  12,900,000 Wake County, North Carolina, Industrial
             Facilities & Pollution Control Financing
             Authority Revenue Bonds, Carolina Power & Light
             Co. Project,
             Series 1985-C,
             3.650%, 10/01/2015+..............................       12,900,000
             SWISS BANK
   5,000,000 Intermountain Power Agency, Utah, Power Supply
             Revenue Bonds, Series E,
             3.500%, 07/01/2014++.............................        5,000,000
   4,300,000 Louisiana Public Facilities Authority, Pollution
             Control Revenue Bonds, Ciba-Geigy Corp. Project,
             3.450%, 12/01/2004+..............................        4,300,000
   5,900,000 McIntosh, Alabama, Industrial Development Board,
             Pollution Control Revenue Bonds, Ciba-Geigy Corp.
             Project, Series A, 3.450%, 12/01/2003+...........        5,900,000
             TORONTO DOMINION BANK LTD.
  18,850,000 Wisconsin State Health and Educational
             Facilities, Authority Revenue Bonds, Wheaton
             Franciscan Services,
             3.350%, 08/15/2016...............................       18,850,000
  15,700,000 Wisconsin State Health Facilities Authority
             Revenue Bonds, Franciscan Health Care,
             Series A-2,
             3.100%, 01/01/2016+..............................       15,700,000
                                                                 --------------
                                                                    381,795,000
                                                                 --------------

                                                                       VALUE
   SHARES                                                            (NOTE 1)
 -----------                                                       -------------

 OTHER INVESTMENTS -- 0.02%
     185,900 Dreyfus Tax-Exempt Cash Management Fund............   $     185,900
                                                                   -------------

TOTAL INVESTMENTS
(Cost $1,066,851,282*)..................................  99.73% $1,066,851,282
OTHER ASSETS & LIABILITIES (NET)........................   0.27       2,834,937
                                                         ------  --------------
NET ASSETS.............................................. 100.00% $1,069,686,219
                                                         ======  ==============

--------
 * For Federal income tax purposes, the tax basis of investments aggregates $1,066,863,607.
 + Variable rate demand bonds and notes are payable upon not more than seven business days notice.
++ Variable rate put bonds and notes with demand features to mature within one year.
AMBAC--American Municipal Bond Assurance Corp.
MBIA    --Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1997, approximately, 36% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 1997, approximately, 21% of the net assets are invested in Texas municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
SHORT-TERM TAX-EXEMPT SECURITIES FUND

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 1)
 ----------                                                          -----------

 TAX-EXEMPT SECURITIES -- 91.90%
 $2,000,000 Alabama State Refunding General Obligation Bonds,
            5.900%, 03/01/1999....................................   $ 2,058,920
  1,700,000 Burlington County, New Jersey, General Obligation
            Bonds,
            5.200%, 10/01/2000....................................     1,742,568
  1,500,000 Connecticut State General Obligation Bonds, Series C,
            5.100%, 03/15/2000....................................     1,522,950
  1,100,000 Connecticut State Special Tax Obligation Refunding
            Revenue Bonds, Transportation Infrastructure Purposes,
            Series C, (FGIC),
            5.500%, 10/01/2000....................................     1,133,462
  2,000,000 Hawaii State, Public Improvements General Obligation
            Bonds,
            Series CK,
            5.000%, 09/01/1998....................................     2,026,380
  1,500,000 Houston, Texas, Refunding General Obligation Bonds,
            Series C,
            5.500%, 03/01/1999....................................     1,533,825
  2,000,000 Massachusetts State Turnpike Authority, Anticipation
            Notes, Series A,
            5.000%, 06/01/1999....................................     2,026,480
  1,700,000 Metropolitan Atlanta Rapid Transit Authority, Georgia,
            Sales Tax Refunding Revenue Bonds,
            Series M, (MBIA),
            5.900%, 07/01/1999....................................     1,760,197
  1,900,000 Mississippi State General Obligation Bonds, Series B,
            5.000%, 08/01/1999....................................     1,931,236
  1,275,000 Monmouth County, New Jersey, General Obligation Bonds,
            5.000%, 10/01/2000....................................     1,298,320
  1,900,000 Monroe County, New York, Refunding Public Improvement
            General Obligation Bonds, Series A,
            5.000%, 03/01/2001....................................     1,926,885
  2,000,000 Municipal Assistance Corporation for New York City,
            New York, Revenue Bonds, Series E,
            5.500%, 07/01/2000....................................     2,060,300
  4,000,000 New Jersey State Transportation Trust Fund Authority,
            Transportation System Revenue Bonds, Series B,
            5.000%, 06/15/1999....................................     4,060,600
  1,900,000 New York City, New York, Trust for Cultural Resources,
            Museum of Modern Art Revenue Bonds,
            Series A, (AMBAC),
            5.000%, 01/01/2000....................................     1,924,681

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $2,000,000 New York State Local Government Assistance
            Corporation, Revenue Bonds, Series B,
            5.100%, 04/01/1999...................................   $ 2,028,060
  4,000,000 Pennsylvania State General Obligation Bonds, 2nd
            Series,
            5.400%, 07/01/2000...................................     4,098,920
  1,000,000 South Columbia Basin, Washington, Irrigation
            District, Refunding Revenue Bonds,
            5.750%, 12/01/2000...................................     1,042,780
  1,500,000 Union County, New Jersey, Improvement Authority
            Revenue Bonds, Correctional Facilities Project,
            5.400%, 06/15/2000...................................     1,541,580
  2,000,000 Virginia Beach, Virginia, Refunding General
            Obligation Bonds,
            5.250%, 02/01/1999...................................     2,034,080
                                                                    -----------
                                                                     37,752,224
                                                                    -----------
 TAX-EXEMPT SECURITIES -- BACKED BY
 LETTERS OF CREDIT -- 6.82%
            ABN-AMRO BANK, NY
  1,800,000 Illinois Health Facilities Authority Revenue Bonds,
            Palos Community Hospital, Series B,
            3.400%, 12/01/2015+..................................     1,800,000
            TORONTO DOMINION BANK, LTD.
  1,000,000 Wisconsin State Health Facilities Authority Revenue
            Bonds Refunding, Franciscan Health Care, Series A-2,
            3.100%, 01/01/2016+..................................     1,000,000
                                                                    -----------
                                                                      2,800,000
                                                                    -----------
   SHARES
 ----------

 OTHER INVESTMENTS -- 0.35%
    145,000 Dreyfus Tax-Exempt Cash Management Fund..............       145,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $40,681,742*)........................................  99.07% $40,697,224
OTHER ASSETS & LIABILITIES (NET)...........................   0.93      380,424
                                                            ------  -----------
NET ASSETS................................................. 100.00% $41,077,648
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC --Financial Guaranty Insurance Corp.
MBIA --Municipal Bond Insurance Assoc.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
SHORT-TERM TAX-EXEMPT SECURITIES FUND -- (CONTINUED)

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1997, approximately, 7% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 1997, approximately, 21% of the net assets are invested in New Jersey municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INTERMEDIATE-TERM TAX-EXEMPT FUND

  PRINCIPAL                                                            VALUE
   AMOUNT                                                             (NOTE 1)
 -----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 83.59%
 $10,000,000 Alabama State Public School & College Authority,
             Capital Improvement Revenue Bonds, (MBIA),
             5.250%, 11/01/2005..................................   $ 10,165,300
  10,000,000 California State Public Improvement General
             Obligation Bonds, (FGIC),
             7.500%, 11/01/2003..................................     11,556,900
  10,000,000 Cobb County, Georgia School District, General
             Obligation Bonds,
             4.750%, 02/01/2005..................................      9,877,200
  10,000,000 Connecticut State General Obligation Bonds, Series
             D,
             6.250%, 11/15/2009..................................     10,787,600
  10,000,000 Connecticut State Special Tax Obligation Revenue
             Refunding Bonds, Transportation Infrastructure,
             Series A,
             5.125%, 09/01/2005..................................     10,026,700
  10,000,000 Fairfax County, Virginia, Refunding General
             Obligation Bonds,
             Series C,
             5.250%, 05/01/2008..................................     10,012,600
  10,000,000 Florida State Board of Education Refunding General
             Obligation Bonds, Series B,
             5.125%, 06/01/2008..................................     10,007,700
  10,000,000 Georgia State General Obligation Bonds, Series C,
             6.500%, 07/01/2004..................................     10,971,900
  10,000,000 Hawaii State General Obligation Bonds, Series CJ,
             5.900%, 01/01/2006..................................     10,519,000
  10,000,000 Maryland State & Local Facilities, Public
             Improvements Correctional Facilities, 3rd Series,
             4.400%, 07/15/2004..................................      9,725,800
  10,000,000 Maryland State & Local Facilities, Public
             Improvements Correctional Facilities, 3rd Series,
             5.700%, 10/15/2006..................................     10,495,100
  10,000,000 Maryland State Department of Transportation,
             Consolidated Transportation Bonds,
             Second Issue,
             4.375%, 12/15/2003..................................      9,766,500
  10,000,000 Massachusetts State Public Improvements, General
             Obligation Bonds, Series C, (MBIA),
             5.625%, 08/01/2011..................................     10,061,400
  10,000,000 New Jersey State Refunding General Obligation Bonds,
             Series D,
             5.625%, 02/15/2005..................................     10,451,700
  10,000,000 New Jersey State, Transportation Trust Fund Revenue
             Bonds, Transportation System, Series A,
             5.250%, 06/15/2008..................................     10,000,000

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $10,000,000 New York State Power Authority & General Purpose
             Refunding Revenue Bonds, Series CC,
             4.900%, 01/01/2006.................................   $  9,852,500
  10,000,000 Ohio State Public Facilities Commission Revenue
             Bonds, Series II-B, (MBIA),
             5.000%, 11/01/2007.................................      9,830,400
  10,000,000 Texas State Refunding Bonds,
             Series A,
             5.800%, 10/01/2004.................................     10,584,900
  10,000,000 University of Texas Permanent University Fund,
             Refunding Revenue Bonds, (PUFG),
             4.500%, 07/01/2007.................................      9,456,100
  10,000,000 Wisconsin State Refunding General Obligation Bonds,
             Series 3,
             4.875%, 11/01/2005.................................      9,854,900
                                                                   ------------
                                                                    204,004,200
                                                                   ------------
 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 4.49%
  10,000,000 Fairfax County, Virginia, Industrial Development
              Authority Revenue Bonds, Fairfax Hospital System,
              6.801%, 08/29/2023
              (Prerefunded 08/15/2001)..........................     10,967,100
                                                                   ------------
 TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF CREDIT -- 8.20%
             FUJI BANK LTD NY
  10,000,000 Des Moines, Iowa, Hospital Facilities Revenue
             Bonds, Iowa Methodist Medical Center Project,
             3.450%, 08/01/2015+................................     10,000,000
             NORTHERN TRUST CO.
  10,000,000 Illinois Health Facilities Authority Revenue Bonds,
             Healthcorp Affiliates, Series A,
             3.400%, 11/01/2015+................................     10,000,000
                                                                   ------------
                                                                     20,000,000
                                                                   ------------
   SHARES
 -----------
 OTHER INVESTMENTS -- 2.73%
   6,667,000 Shearson Tax-Exempt Municipal Fund.................      6,667,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $235,116,148*)......................................  99.01% $241,638,300
OTHER ASSETS & LIABILITIES (NET)..........................   0.99     2,411,977
                                                           ------  ------------
NET ASSETS................................................ 100.00% $244,050,277
                                                           ======  ============

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INTERMEDIATE-TERM TAX-EXEMPT FUND -- (CONTINUED)


--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
PUFG--Permanent University Fund Guaranty.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1997, approximately, 13% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 1997, approximately, 12% of the net assets are invested in Maryland municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND


 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 89.73%
 $3,825,000 Metropolitan Transportation Authority of New York,
            Commuter Facilities Revenue Bonds, Series A, (MBIA),
            7.000%, 07/01/2006..................................   $  4,385,630
  5,000,000 Metropolitan Transportation Authority of New York,
            Dedicated Tax Fund Revenue Bonds, Series A, (MBIA),
            5.300%, 04/01/2010..................................      4,949,100
  5,000,000 Monroe County, New York, Public Improvement
            Refunding General Obligation Bonds, Series A,
            5.500%, 03/01/2004..................................      5,194,750
  4,130,000 Municipal Assistance Corp., City of New York, Series
            E, 6.000%, 07/01/2005...............................      4,414,681
  3,900,000 Nassau County, New York, Combined Sewer Districts
            Refunding General Obligation Bonds, Series G,
            (MBIA), 5.100%, 01/15/2003..........................      3,958,228
  4,000,000 New Jersey State, Refunding General Obligation
            Bonds, Series E,
            5.000%, 07/15/2004..................................      4,043,520
  3,000,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Revenue Bonds,
            Series B, (AMBAC), 5.125%, 06/15/2004...............      3,037,620
  5,000,000 New York State Dormitory Authority, City University
            System Revenue Bonds, Series F, 5.375%, 07/01/2007..      5,023,050
  5,000,000 New York State Dormitory Authority, Cornell
            University Revenue Bonds, 5.125%, 07/01/2006........      5,028,900
  7,500,000 New York State Environmental Facilities Corp.,
            Pollution Control Revenue Bonds, State Water
            Revolving Fund, Series A, 7.250%, 06/15/2010........      8,308,350
  2,500,000 New York State Housing Finance Agency Special
            Obligation Bonds, New York City Health Facilities,
            Series A,
            6.900%, 05/01/2003..................................      2,778,175
  4,000,000 New York State Local Government Assistance Corp.
            Revenue Bonds, Series A,
            5.400%, 04/01/2005..................................      4,101,800

 PRINCIPAL                                                        VALUE
   AMOUNT                                                        (NOTE 1)
 ----------                                                    ------------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $5,000,000 New York State Power Authority & General Purpose
            Revenue Bonds, Series CC,
            4.800%, 01/01/2005..............................   $  4,958,200
  4,000,000 New York State, Refunding General Obligation
            Bonds, Series B, (AMBAC),
            5.500%, 08/15/2006..............................      4,123,800
  4,000,000 New York State Thruway Authority General Revenue
            Bonds, Series C, (FGIC),
            5.400%, 01/01/2005..............................      4,101,440
  4,450,000 New York State Thruway Authority Highway &
            Bridge Revenue Bonds, Series B, (MBIA),
            5.750%, 04/01/2006..............................      4,650,161
  4,725,000 Port Authority of New York & New Jersey, Revenue
            Bonds, Cons-103 Series, (MBIA),
            5.125%, 12/15/2009..............................      4,638,154
  4,000,000 Puerto Rico Telephone Authority Revenue Bonds,
            (MBIA), 5.250%, 01/01/2005......................      4,073,560
  5,000,000 Puerto Rico Telephone Authority Revenue Bonds,
            Reserve 1, (AMBAC),
            5.050%, 01/01/2004..............................      5,050,850
  5,000,000 Triborough Bridge & Tunnel Authority, New York,
            Revenue and
            General Purpose Bonds, Series A,
            5.000%, 01/01/2008..............................      4,930,150
                                                               ------------
                                                                 91,750,119
                                                               ------------
 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS --
  2.76%
  2,500,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Revenue Bonds,
            Series C,
            7.750%, 06/16/2020
            (Prerefunded 06/15/2001)........................      2,819,525
                                                               ------------
 TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF CREDIT --
  3.91%
            MORGAN GUARANTY TRUST
  4,000,000 New York State Energy Research & Development
            Authority,
            Pollution Control Refunding Revenue Bonds, New
            York State
            Electric & Gas Co., Series C,
            3.650%, 06/01/2029+.............................      4,000,000
                                                               ------------

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND -- (CONTINUED)


                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------

 OTHER INVESTMENTS--2.44%
  2,434,500 Provident Institutional Muni-Money Fund..............   $  2,434,500
     62,400 Shearson Tax-Exempt Municipal Fund...................         62,400
                                                                    ------------
                                                                       2,496,900
                                                                    ------------

TOTAL INVESTMENTS
(Cost $99,884,721*)........................................  98.84% $101,066,544
OTHER ASSETS &
LIABILITIES (NET)..........................................   1.16     1,185,449
                                                            ------  ------------
NET ASSETS................................................. 100.00% $102,251,993
                                                            ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.
 At March 31, 1997, approximately, 7% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.
 At March 31, 1997, approximately, 84% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
LONG-TERM TAX-EXEMPT FUND


  PRINCIPAL                                                            VALUE
   AMOUNT                                                             (NOTE 1)
 -----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 76.63%
  $4,000,000 Alaska State Housing Finance Agency Refunding
             Revenue Bonds, Series A,
             5.400%, 12/01/2013..................................   $  3,777,120
   5,000,000 Dade County, Florida, Water & Sewer Systems Revenue
             Bonds, (FGIC),
             5.500%, 10/01/2025..................................      4,745,450
   4,000,000 Florida State Municipal Power Agency Refunding
             Revenue Bonds, St. Lucie Project, (FGIC),
             5.250%, 10/01/2021..................................      3,660,520
   4,000,000 Illinois State Sales Tax Refunding Revenue Bonds,
             Series Q,
             5.500%, 06/15/2020..................................      3,727,160
   4,000,000 Intermountain Power Agency, Utah, Power Supply
             Refunding Revenue Bonds, Series A,
             5.500%, 07/01/2020..................................      3,726,920
   4,000,000 New Jersey State Transportation Trust Fund Authority
             Refunding Revenue Bonds, Series A,
             5.250%, 06/15/2014..................................      3,842,040
   5,000,000 New York State Dormitory Authority, Montefiore
             Medical Center Refunding Revenue Bonds, FHA Insured,
             (AMBAC),
             5.250%, 02/01/2015..................................      4,691,200
   4,000,000 New York State Local Assistance Corp. Refunding
             Revenue Bonds, Series B,
             5.500%, 04/01/2021..................................      3,766,680
   4,000,000 New York State Medical Care Facilities Finance
             Agency Refunding Revenue Bonds, New York Hospital,
             Series A, FHA Insured, (MBIA),
             5.500%, 08/15/2024..................................      3,757,960
   5,000,000 New York State Power Authority & General Purpose
             Refunding Revenue Bonds, Series CC,
             5.000%, 01/01/2014..................................      4,635,250
   4,000,000 Orlando & Orange County Expressway Authority
             Refunding Revenue Bonds, (AMBAC),
             5.250%, 07/01/2012..................................      3,901,320
   4,000,000 Port Authority of New York & New Jersey, Revenue
             Bonds, Series 104, (AMBAC),
             5.200%, 07/15/2021..................................      3,689,040
   5,000,000 Port Seattle, Washington, Revenue Bonds, Series A,
             (FGIC),
             5.500%, 09/01/2021..................................      4,736,500

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
  $4,000,000 St. Petersburg, Florida, Excise Tax Refunding
             Revenue Bonds, (FGIC),
             5.150%, 10/01/2013.................................   $  3,811,920
   4,000,000 Salt River, Arizona, Agricultural Project Refunding
             Revenue Bonds, Series C,
             5.000%, 01/01/2013.................................      3,770,640
   5,000,000 San Antonio, Texas, Electric & Gas Refunding
             Revenue Bonds,
             5.000%, 02/01/2014.................................      4,639,300
   5,000,000 Seattle, Washington, Drain & Wastewater Utilities,
             Refunding Revenue Bonds, (MBIA),
             5.250%, 12/01/2025.................................      4,591,450
   5,000,000 Valdez, Alaska, Marine Terminal Refunding Revenue
             Bonds, BP Pipeline, Inc. Project, Series B,
             5.500%, 10/01/2028.................................      4,524,350
   4,000,000 Washington State General Obligation Bonds, Series
             A,
             5.750%, 09/01/2019.................................      3,955,080
   5,000,000 Wisconsin State Transportation Refunding Revenue
             Bonds, Series B,
             5.500%, 07/01/2022.................................      4,757,450
                                                                   ------------
                                                                     82,707,350
                                                                   ------------
   SHARES
 -----------
 OTHER INVESTMENTS -- 3.17%
   3,417,600 Shearson Tax-Exempt Municipal Fund.................      3,417,600
                                                                   ------------

TOTAL INVESTMENTS
(Cost $84,752,090*).......................................  79.80% $ 86,124,950
OTHER ASSETS & LIABILITIES (NET)..........................  20.20    21,801,502
                                                           ------  ------------
NET ASSETS................................................ 100.00% $107,926,452
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.
 At March 31, 1997, approximately, 19% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
CALIFORNIA TAX-EXEMPT INCOME FUND


 PRINCIPAL                                                              VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                           -----------

 TAX-EXEMPT SECURITIES -- 76.98%
 $105,000  Alameda County, California, Transportation Authority,
           Sales Tax Revenue Bonds, (FGIC),
           5.200%, 05/01/1999.....................................   $   107,007
  125,000  Anaheim, California, Electric Refunding Revenue Bonds,
           (AMBAC),
           4.750%, 10/01/2002.....................................       125,420
  200,000  Antelope Valley, East Kern, California, Water Agency
           Refunding General Obligation Bonds, (AMBAC),
           4.500%, 08/01/2001.....................................       199,288
  200,000  Bakersfield, California, City School District,
           Refunding General Obligation Bonds, (MBIA),
           5.000%, 08/01/2005.....................................       200,798
  150,000  California Educational Facilities Authority, St Mary's
           College Refunding Revenue Bonds,
           4.800%, 10/01/2002.....................................       149,856
  135,000  California Educational Facilities Authority, Santa
           Clara University Refunding Revenue Bonds, (MBIA),
           4.900%, 09/01/2006.....................................       134,190
  150,000  California Educational Facilities Authority, Stanford
           University Refunding Revenue Bonds, Series J,
           5.900%, 11/01/2003.....................................       158,253
  200,000  California Industrial Urban Development Agency,
           Refunding Tax Allocation Bonds, (MBIA),
           4.300%, 05/01/2002.....................................       196,502
  250,000  California State Department of Water Resources, Central
           Valley Project Refunding Revenue Bonds, Series L,
           8.000%, 12/01/2001.....................................       286,100
  230,000  California State, General Obligation Bonds,
           6.700%, 02/01/2004.....................................       252,367
  150,000  California State, General Obligation Bonds, (AMBAC),
           6.250%, 06/01/2004.....................................       162,762
  250,000  California State Public Works Board, Lease Refunding
           Revenue Bonds, Series D, (MBIA),
           4.850%, 09/01/2008.....................................       240,860
  300,000  California State University, Institutional Lease
           Refunding Revenue Bonds, (AMBAC),
           5.500%, 06/01/2003.....................................       312,210
  250,000  Central Coast Water Authority, California Refunding
           Revenue Bonds, State Water Project Regional Facilities,
           Series A, (AMBAC),
           4.375%, 10/01/2001.....................................       248,287

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $155,000  Fresno, California, Sewer Revenue Bonds, Series A-1,
           (AMBAC),
           4.800%, 09/01/2006....................................   $   151,778
  200,000  Los Angeles, California, Convention & Exhibition
           Center Authority, Refunding Certificates of
           Participation, (AMBAC),
           6.600%, 08/15/1999....................................       210,348
  250,000  Los Angeles, California, Department of Water & Power,
           Electrical Plant Refunding Revenue Bonds, (AMBAC),
           4.600%, 08/15/2006....................................       242,940
  305,000  Los Angeles, California, Harbor Department Refunding
           Revenue Bonds, Series C,
           4.875%, 11/01/2002....................................       308,553
  250,000  Los Angeles, California, Municipal Improvement
           Corporation, Equipment Real-Estate Property,
           Certificates of Participation, (AMBAC),
           4.500%, 12/01/2001....................................       249,155
  250,000  Los Angeles, California, Municipal Improvement
           Corporation, Sanitation Equipment Charge Revenue
           Bonds, Series A, (FSA),
           5.000%, 02/01/2001....................................       253,637
  150,000  Los Angeles, California, Municipal Improvement
           Corporation, Sanitation Equipment Charge Revenue
           Bonds, Series A, (FSA),
           4.875%, 02/01/2006....................................       147,247
  250,000  Los Angeles, California, Wastewater Systems Refunding
           Revenue Bonds, Series A, (FGIC),
           6.000%, 02/01/2003....................................       265,347
  200,000  Los Angeles County, California, Public Works Financing
           Authority, Lease Refunding Revenue Bonds, Series A,
           (MBIA),
           6.000%, 09/01/2003....................................       212,770
  100,000  Metropolitan Water District of Southern California,
           Refunding General Obligation Bonds, Series A1,
           5.000%, 03/01/2002....................................       101,563
  150,000  Metropolitan Water District of Southern California,
           Refunding General Obligation Bonds, Series A3,
           4.700%, 03/01/2000....................................       151,296
  200,000  Modesto, California, Irrigation District Financing
           Authority, Refunding Revenue Bonds, Series A, (MBIA),
           4.850%, 10/01/2001....................................       202,580

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
CALIFORNIA TAX-EXEMPT INCOME FUND -- (CONTINUED)


 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $250,000  Modesto, California, Irrigation District Financing
           Authority, Refunding Revenue Bonds, Series A, (MBIA),
           5.450%, 10/01/2007....................................   $   255,415
  250,000  Northern California Power Agency, Public Power
           Refunding Revenue Bonds, Geothermal Project, Series A,
           (AMBAC),
           5.600%, 07/01/2006....................................       259,477
  100,000  Orange County, California, Municipal Water District,
           Water Facilities Corporation, Refunding Certificates
           of Participation, (MBIA),
           4.800%, 07/01/2003....................................        99,833
  200,000  Sacramento County, California, Public Facilities
           Project, Refunding Certificates of Participation,
           (MBIA),
           4.700%, 02/01/2003....................................       198,680
  250,000  Sacramento County, California, Public Facilities
           Project, Refunding Certificates of Participation,
           (MBIA),
           4.875%, 02/01/2005....................................       246,625
  255,000  San Bernardino County, California, Transportation
           Authority Sales Tax Refunding Revenue Bonds, Series A,
           (MBIA),
           4.625%, 03/01/2005....................................       249,696
  300,000  San Diego, California, Public Facilities Financing
           Authority, Sewer Revenue Bonds, Series B, (FGIC),
           5.000%, 05/15/2008....................................       292,983
  150,000  San Diego County, California, Regional Transportation
           Communication, Sales Tax Refunding Revenue Bonds, 2nd
           Series, Series A, (FGIC),
           5.200%, 04/01/2005....................................       152,650
  150,000  San Diego County, California, Regional Transportation
           Communication, Sales Tax Refunding Revenue Bonds, 2nd
           Series, Series A, (FGIC),
           5.250%, 04/01/2006....................................       151,824
  200,000  San Diego County, California, Regional Transportation
           Communication, Sales Tax Revenue Bonds, 2nd Series,
           Series A, (FGIC),
           5.500%, 04/01/2004....................................       207,518
   50,000  San Diego County, California, Water Authority, Water
           Revenue Certificates of Participation, Series A,
           6.250%, 05/01/2004....................................        53,231
   50,000  San Francisco, California, City & County Airport
           Communication, International Airport Refunding Revenue
           Bonds, 2nd Series, Issue 2, (MBIA),
           6.350%, 05/01/2000....................................        52,736

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $325,000  San Francisco, California, City & County Public
           Utilities Communication, Water Refunding Revenue
           Bonds, Series A,
           6.500%, 11/01/2004....................................   $   359,106
  225,000  San Francisco, California, City & County, School
           District Facilities Improvements Project, Series C,
           (FGIC),
           6.000%, 06/15/1999....................................       232,999
  200,000  San Francisco, California, State Building Authority
           Lease Revenue Bonds, San Francisco Civic Center
           Complex, Series A, (AMBAC),
           4.125%, 12/01/2000....................................       197,912
  100,000  San Jose, California, Airport Refunding Revenue Bonds,
           (FGIC),
           5.500%, 03/01/2002....................................       103,338
  200,000  San Jose, California, Redevelopment Agency, Tax
           Allocation Refunding Bonds, Merged Area Redevelopment
           Project, (MBIA),
           4.750%, 08/01/2003....................................       200,096
  325,000  San Jose, California, Redevelopment Agency, Tax
           Allocation Refunding Bonds, Merged Area Redevelopment
           Project, (MBIA),
           5.375%, 08/01/2004....................................       335,101
  150,000  Santa Barbara County, California, Local Transportation
           Authority, Sales Tax Revenue Bonds, (FGIC),
           4.900%, 04/01/2006....................................       148,602
  300,000  Southern California Public Power Authority, Refunding
           Revenue Bonds, Palo Verde Project, Series A, (AMBAC),
           4.000%, 07/01/1998....................................       300,057
  200,000  Southern California Public Power Authority, Refunding
           Revenue Bonds, Palo Verde Project, Series A, (AMBAC),
           5.500%, 07/01/2004....................................       207,602
  200,000  Tri City, California, Hospital District Refunding
           Revenue Bonds, Series B, (MBIA),
           5.500%, 02/15/2000....................................       205,430
  150,000  University of California, Refunding Revenue Bonds,
           Series C, (AMBAC),
           4.600%, 09/01/2005....................................       145,613
  250,000  West & Central Basin Financing Authority, California
           Refunding Revenue Bonds, (AMBAC),
           5.500%, 08/01/2001....................................       258,435
                                                                    -----------
                                                                     10,186,073
                                                                    -----------

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
CALIFORNIA TAX-EXEMPT INCOME FUND -- (CONTINUED)


 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 19.58%
 $350,000  Alameda County, California, Correctional Facility
           Improvements, Certificates of Participation, (MBIA),
           7.250%, 06/01/2013
           (Prerefunded 12/01/2000)..............................   $   387,741
  200,000  California Health Facilities Financing Authority
           Revenue Bonds, (AMBAC),
           7.625%, 10/01/2015
           (Prerefunded 10/01/1998)..............................       213,936
  200,000  California State Public Works Board, Lease Revenue
           Bonds, Series A,
           6.400%, 12/01/2016
           (Prerefunded 12/01/2002)..............................       220,116
  200,000  California State Public Works Board, Lease Revenue
           Bonds, Series A,
           6.600%, 12/01/2022
           (Prerefunded 12/01/2002)..............................       221,348
  200,000  Concord, California, Redevelopment Agency, Tax
           Allocation Refunding Bonds, Series 3, (MBIA),
           8.000%, 07/01/2018
           (Prerefunded 07/01/1998)..............................       213,218
  250,000  Cupertino, California, Certificates of Participation,
           Open Space Acquisition Project,
           7.125%, 04/01/2016
           (Prerefunded 04/01/2001)..............................       278,018
  250,000  East Bay, California, Municipal Utilities District
           Wastewater Treatment System Revenue Bonds, (AMBAC),
           6.375%, 06/01/2021
           (Prerefunded 12/01/2001)..............................       271,978
  300,000  Los Angeles, California, Convention & Exhibition
           Center Authority, Refunding Certificates of
           Participation, Series A,
           6.500%, 08/15/2021
           (Prerefunded 08/15/1999)..............................       314,094
  175,000  Los Angeles County, California, Transportation
           Communications Sales Tax Revenue Bonds, Series A,
           6.750%, 07/01/2019
           (Prerefunded 07/01/2002)..............................       193,986
  100,000  Northern California Transmission Refunding Revenue
           Bonds, Ore Transportation Project, Series A, (MBIA),
           7.000%, 05/01/2024
           (Prerefunded 05/01/2000)..............................       108,275
  150,000  Paramount, California, Redevelopment Agency Refunding
           Tax Allocation Bonds,
           7.350%, 08/01/2021
           (Prerefunded 08/01/2001)..............................       168,237
                                                                    -----------
                                                                      2,590,947
                                                                    -----------

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT CASH EQUIVALENT --BACKED BY LETTER OF CREDIT -- 0.76%
           CANADIAN IMPERIAL BANK
 $100,000  San Diego County, California, Tax & Revenue
           Anticipation Notes, General Obligation Bonds,
           4.375%, 09/30/1997....................................   $   100,238
                                                                    -----------
  SHARES
  ------
 OTHER INVESTMENTS -- 5.25%
  296,128  Federated California Money Fund.......................       296,128
  398,780  Provident California Money Fund.......................       398,780
                                                                    -----------
                                                                        694,908
                                                                    -----------

TOTAL INVESTMENTS
(Cost $13,677,573*)........................................ 102.57% $13,572,166
OTHER ASSETS & LIABILITIES (NET)...........................  (2.57)    (340,193)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $13,231,973
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.
 At March 31, 1997, approximately, 20% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.
 At March 31, 1997, approximately, 100% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Tax-Exempt Fund currently offers shares in six managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Tax-Exempt Money Fund, Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for Excelsior Funds, Inc. ("Excelsior Fund") are presented separately.

  With regard to Tax-Exempt Money Fund, it is Excelsior Tax-Exempt Fund's policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. The Portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Portfolio will not vary.

  (A) PORTFOLIO VALUATION:

    Tax-Exempt Money Fund: Securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

    Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund: Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

    The net asset value of the shares in Short-Term Tax-Exempt Securities Fund, Intermediate- Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund will fluctuate as the market values of their portfolio securities change in response to changing market rates of interest and other factors.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Tax-Exempt Money Fund: Net investment income dividends are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

    Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and post-October losses.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (D) FEDERAL TAXES:

    It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1997, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains as follows:

                                            EXPIRATION DATE MARCH 31,
                                  ---------------------------------------------
                                   2001    2002      2003     2005     TOTAL
                                  ------- ------- ---------- ------- ----------
  Tax-Exempt Money Fund.......... $18,000 $31,000 $      --  $51,000 $  100,000
  Short-Term Tax-Exempt Securi-
   ties Fund.....................     --      --     637,000     --     637,000
  Intermediate-Term Tax-Exempt
   Fund..........................     --      --   4,843,000     --   4,843,000
  New York Intermediate-Term
   Tax-Exempt Fund...............     --      --   1,450,000     --   1,450,000

    To the extent that such carryforwards are utilized, no capital gains distributions will be made. During the year ended March 31, 1997, Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund utilized capital loss carryforwards for Federal Tax purposes totaling approximately $7,000, $2,577,000, and $94,000, respectively.

    Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio's next taxable year. Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund incurred, and elected to defer, net capital losses of approximately $4,000 and $1,000, respectively, for the year ended March 31, 1997.

    At March 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                      NET
                                      TAX BASIS     TAX BASIS      UNREALIZED
                                      UNREALIZED    UNREALIZED    APPRECIATION
                                     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     ------------ -------------- --------------
   Tax-Exempt Money Fund...........   $      --     $ (12,325)     $  (12,325)
   Short-Term Tax-Exempt Securities
    Fund...........................       83,607      (68,125)         15,482
   Intermediate-Term Tax-Exempt
    Fund...........................    7,239,543     (717,391)      6,522,152
   New York Intermediate-Term Tax-
    Exempt Fund....................    1,503,967     (322,144)      1,181,823
   Long-Term Tax-Exempt Fund.......    1,467,572      (94,712)      1,372,860
   California Tax-Exempt Income
    Fund...........................          110     (105,517)       (105,407)

  (E) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

  United States Trust Company of New York ("U.S. Trust") serves as the investment adviser to Excelsior Tax-Exempt Fund. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .25% of the average daily net assets of Tax-Exempt Money Fund, .30% of the average daily net assets of Short-Term Tax-Exempt Securities Fund, .35% of the average daily net assets of Intermediate-Term Tax-Exempt Fund and .50% of the average daily net assets of New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund.

  U.S. Trust, Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Fund (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), and Excelsior Institutional Trust, all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 1997, Administration fees charged by U.S. Trust were as follows:

Tax-Exempt Money Fund................................................. $163,353
Short-Term Tax-Exempt Securities Fund.................................    6,794
Intermediate-Term Tax-Exempt Fund.....................................   41,896
New York Intermediate-Term Tax-Exempt Fund............................   16,258
Long-Term Tax-Exempt Fund.............................................   18,066
California Tax-Exempt Income Fund.....................................      872

  From time to time, as they may deem appropriate in their sole discretion, or pursuant to applicable state expense limitations, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. Until further notice to Excelsior Tax-Exempt Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Short-Term Tax-Exempt Securities Fund to maintain an annual expense ratio of not more than .60%. For the year ended March 31, 1997, no fees were waived or expenses reimbursed pursuant to this voluntary limitation. Effective March 6, 1997, U.S. Trust has voluntarily agreed to temporarily waive fees necessary for the California Tax-Exempt Income Fund to maintain an annual expense ratio of not more than .50%. Prior to March 6, 1997, U.S. Trust voluntarily waived fees necessary to maintain the expense ratio at not more than .70%. For the year ended March 31, 1997, pursuant to these voluntary fee waivers U.S. Trust waived investment advisory fees totaling $17,008 for California Tax-Exempt Income Fund.

  Excelsior Tax-Exempt Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Until further notice to Excelsior Tax-Exempt Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable by such Portfolio. For the year ended March 31, 1997, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. TRUST ADMINISTRATORS
                                                       ---------- --------------
Tax-Exempt Money Fund.................................  $502,764      $  --
Short-Term Tax-Exempt Securities Fund.................    28,208          96
Intermediate-Term Tax-Exempt Fund.....................   140,769         489
New York Intermediate-Term Tax-Exempt Fund............    30,358          50
Long-Term Tax-Exempt Fund.............................    69,305       1,651
California Tax-Exempt Income Fund.....................    16,689         --

- Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Tax-Exempt Fund. Effective February 14, 1997, shares of each Portfolio are sold without a sales charge. Prior to February 14, 1997, certain sales of Excelsior Tax-Exempt Fund's shares were subject to a maximum sales charge of 4.50% of the offering price.

  Each Director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. PURCHASES AND SALES OF SECURITIES

  For the year ended March 31, 1997, purchases and sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       PURCHASES      SALES
                                                      ------------ ------------
Short-Term Tax-Exempt Securities Fund................ $ 33,160,219 $ 33,600,864
Intermediate-Term Tax-Exempt Fund....................   62,691,750   65,316,100
New York Intermediate-Term Tax-Exempt Fund...........   85,990,786   79,852,515
Long-Term Tax-Exempt Fund............................  121,705,720  130,149,310
California Tax-Exempt Income Fund....................   13,162,073      251,550

4. COMMON STOCK:

  Excelsior Tax-Exempt Fund currently offers six classes of shares, each representing interests in one of six separate Portfolios. Authorized capital for each Portfolio is as follows: 1,500 million shares of Tax-Exempt Money Fund and 500 million shares each of Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors. Since Tax-Exempt Money Fund has sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amount shown below for such transactions.

                                                    TAX-EXEMPT MONEY FUND
                                               --------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                  03/31/97         03/31/96
                                               ---------------  ---------------
Sold.......................................... $ 3,573,643,154  $ 3,563,760,620
Issued as reinvestment of dividends...........       1,323,711        1,453,070
Redeemed......................................  (3,471,948,696)  (3,413,388,911)
                                               ---------------  ---------------
Net Increase.................................. $   103,018,169  $   151,824,779
                                               ===============  ===============

                                SHORT-TERM TAX-EXEMPT SECURITIES FUND
                           --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                                  03/31/97                  03/31/96
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold......................  2,617,630  $ 18,422,170   4,138,581  $ 29,147,090
Issued as reinvestment of
 dividends................     15,976       112,475      22,472       158,308
Redeemed.................. (2,891,228)  (20,348,424) (4,989,971)  (35,155,827)
                           ----------  ------------  ----------  ------------
Net Decrease..............   (257,622) $ (1,813,779)   (828,918) $ (5,850,429)
                           ==========  ============  ==========  ============
                                  INTERMEDIATE-TERM TAX-EXEMPT FUND
                           --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                                  03/31/97                  03/31/96
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold......................  5,916,061  $ 53,851,557   7,022,612  $ 64,053,421
Issued as reinvestment of
 dividends................     69,565       635,343      72,517       662,041
Redeemed.................. (7,163,758)  (65,269,781) (5,819,486)  (53,110,726)
                           ----------  ------------  ----------  ------------
Net Increase (Decrease)... (1,178,132) $(10,782,881)  1,275,643  $ 11,604,736
                           ==========  ============  ==========  ============
                             NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
                           --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                                  03/31/97                  03/31/96
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold......................  2,768,339  $ 23,489,127   3,519,848  $ 29,757,136
Issued as reinvestment of
 dividends................     24,174       204,804      28,744       243,592
Redeemed.................. (2,104,494)  (17,736,590) (2,708,124)  (22,935,162)
                           ----------  ------------  ----------  ------------
Net Increase..............    688,019  $  5,957,341     840,468  $  7,065,566
                           ==========  ============  ==========  ============
                                      LONG-TERM TAX-EXEMPT FUND
                           --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                                  03/31/97                  03/31/96
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold......................  4,928,889  $ 46,839,960   5,294,884  $ 50,924,332
Issued as reinvestment of
 dividends................     56,726       542,894      60,003       582,920
Redeemed.................. (3,093,327)  (29,594,558) (4,308,376)  (41,666,507)
                           ----------  ------------  ----------  ------------
Net Increase..............  1,892,288  $ 17,788,296   1,046,511  $  9,840,745
                           ==========  ============  ==========  ============

                         CALIFORNIA TAX-EXEMPT
                              INCOME FUND
                         ----------------------
                         10/01/96* - 03/31/97
                         ----------------------
                          SHARES      AMOUNT
                         ---------  -----------
Sold.................... 2,037,537  $14,268,915
Issued as reinvestment
 of dividends...........        73          508
Redeemed................  (132,710)    (931,434)
                         ---------  -----------
Net Increase............ 1,904,900  $13,337,989
                         =========  ===========

--------
* Commencement of operations.

5. ORGANIZATION COSTS:

  Excelsior Tax-Exempt Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors
Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Tax-Exempt Money, Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt, New York Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt and the California Tax-Exempt Income Portfolios (the six portfolios constituting the Excelsior Tax-Exempt Funds, Inc. (formerly UST Master Tax-Exempt Funds, Inc.)) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Tax-Exempt Funds, Inc. at March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
May 9, 1997

                      FEDERAL TAX INFORMATION (UNAUDITED):
  For the year ended March 31, 1997, the percentage of exempt interest dividends paid and the designation of long-term capital gain are approximated as follows:

                                                     EXEMPT         LONG-TERM
                                               INTEREST DIVIDENDS  CAPITAL GAIN
                                               ------------------- ------------
Tax-Exempt Money Fund.........................        100%                --
Short-Term Tax-Exempt Securities Fund.........        100%                --
Intermediate-Term Tax-Exempt Fund.............         97%                --
New York Intermediate-Term Tax-Exempt Fund....        100%                --
Long-Term Tax-Exempt Fund.....................        100%           $922,000
California Tax-Exempt Income Fund.............         91%                --